UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2004

McGrath RentCorp

(Exact name of Registrant as specified in its charter)

California	0-13292	94-2579843
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5700 Las Positas Road, Livermore, CA 94551

(Address of principal executive offices including zip code)

(925) 606-9200

(Registrant’s telephone number, including area code)

Item 2.	Acquisition or Disposition of Assets

On June 2, 2004, McGrath RentCorp, a California corporation (the “Company”), a leading rental provider of modular buildings for classroom and office space, and test equipment for communications, fiber optic and general purpose needs, announced that it has completed its acquisition of substantially all the assets of Technology Rentals & Services (“TRS”), a division of a CIT Group, Inc. (NYSE: CIT) unit for approximately $118 million in cash. The Company financed the transaction with the issuance on June 2, 2004 of $60 million 5.08% Senior Notes due June 1, 2011 with Prudential Investment Management Inc, as placement agent, and the balance of the purchase price was drawn from the Company’s $130 million syndicated revolving line of credit entered into on May 7, 2004 with the Union Bank of California, as agent bank. This revolving line of credit allows the Company to pay interest at prime, or at the Company’s election, at other rate options under the agreement. This line of credit replaced the Company’s former syndicated line of credit of $120 million with the Union Bank of California, as agent bank which was set to expire on June 30, 2004 and which on May 6, 2004 had an outstanding balance of $47 million. On June 2, 2004, after the completion of the transaction and taking into account the refinancing of the balance on the former line of credit and certain other draw downs made by the Company under the May 7, 2004 revolving line of credit, there was approximately $23 million available for further draw downs thereunder. Under the May 7, 2004 revolving line of credit agreement, the Company can increase the availability for draw downs to the extent the Company repays outstanding balances thereunder. In connection with the Company’s former line of credit of $120 million, the Company maintained a $5 million line of credit facility, related to its cash management services, which was set to expire on June 30, 2004 and which the Company renewed on May 13, 2004 through June 30, 2007.

The transaction was entered into pursuant to the Asset Purchase Agreement, dated as of May 2, 2004, as further amended on June 2, 2004 among the Company, TRS-RenTelco Inc. (formerly known as Baseball II Acquisition Inc.), a British Columbia corporation, CIT Group, Inc., a Delaware corporation, Technology Rentals & Services, a division of CIT Technologies Corporation, a Michigan corporation, and CIT Financial Ltd., an Ontario corporation which is filed herewith as Exhibits 2.1 and 2.2.

The Company issued the $60 million 5.08% Senior Notes due June 1, 2011 pursuant to the Note Purchase and Private Shelf Agreement filed herewith as Exhibit 10.12. In connection with the Note Purchase and Private Shelf Agreement, the Company entered a Multiparty Guaranty and an Indemnity, Contribution and Subordination Agreement filed herewith as Exhibits 10.13 and 10.14, respectively.

The $130 million dollar revolving line of credit was entered into by the Company amending and restating its former revolving line of credit as set forth in the Third Amended and Restated Credit Agreement which is filed herewith as Exhibit 10.15. In addition, the $5 million line of credit facility related to the Company’s cash management services referred to above was entered pursuant a Letter Agreement which is filed herewith as Exhibit 10.16 and the accompanying Credit Note filed herewith as Exhibit 10.17.

Item 7.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The required financial statements will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but not later than 60 days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information.

The required pro forma financial information which gives effect to the Company’s acquisition of substantially all the assets of TRS will be included in an amendment to this Current Report on Form 8-K to be filed as soon as practicable, but not later than 60 days after the date this Current Report is required to be filed.

(c) Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of May 2, 2004, among McGrath RentCorp, a California corporation, TRS-RenTelco Inc. (formerly known as Baseball II Acquisition Inc.), a British Columbia corporation, CIT Group, Inc., a Delaware corporation, Technology Rentals & Services, a division of CIT Technologies Corporation, a Michigan corporation, and CIT Financial Ltd., an Ontario corporation.

The schedules to the Agreement are not being filed, and which schedules the Registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request.

2.2	First Amendment and Waiver to Asset Purchase Agreement, dated as of June 2, 2004 by and among McGrath RentCorp, a California corporation, TRS-RenTelco Inc. (formerly known as Baseball II Acquisition Inc.), a British Columbia corporation, CIT Group, Inc., a Delaware corporation, Technology Rentals & Services, a division of CIT Technologies Corporation, a Michigan corporation, and CIT Financial Ltd., an Ontario corporation.

10.12	Note Purchase and Private Shelf Agreement between the Company and Prudential Investment Management, Inc., as placement agent, dated June 2, 2004.

10.13	Multiparty Guaranty between Enviroplex, Inc., Mobile Modular Management Corporation, Prudential Investment Management, Inc., and such other parties that become Guarantors thereunder, dated June 2, 2004.

10.14	Indemnity, Contribution and Subordination Agreement between Enviroplex, Inc., Mobile Modular Management Corporation, the Company and such other parties that become Guarantors thereunder, dated June 2, 2004.

10.15	Third Amended and Restated Credit Agreement by and among the Company, certain banks that are parties thereto, and Union Bank of California, N.A., dated as of May 7, 2004.

10.16	$5,000,000 Committed Credit Facility Letter Agreement between the Company and Union Bank of California, N.A., dated May 13, 2004.

10.17	$5,000,000 Credit Line Note, dated May 13, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCGRATH RENTCORP (Registrant)

Dated: June 10, 2004	By:	/s/ Randle F. Rose
		Name:	Randle F. Rose
		Title:	Vice President of Administration and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of May 2, 2004, among McGrath RentCorp, a California corporation, TRS-RenTelco Inc. (formerly known as Baseball II Acquisition Inc.), a British Columbia corporation, CIT Group, Inc., a Delaware corporation, Technology Rentals & Services, a division of CIT Technologies Corporation, a Michigan corporation, and CIT Financial Ltd., an Ontario corporation.

2.2	First Amendment and Waiver to Asset Purchase Agreement, dated as of June 2, 2004 by and among McGrath RentCorp, a California corporation, TRS-RenTelco Inc. (formerly known as Baseball II Acquisition Inc.), a British Columbia corporation, CIT Group, Inc., a Delaware corporation, Technology Rentals & Services, a division of CIT Technologies Corporation, a Michigan corporation, and CIT Financial Ltd., an Ontario corporation.

10.12	Note Purchase and Private Shelf Agreement between the Company and Prudential Investment Management, Inc., as placement agent, dated June 2, 2004.

10.13	Multiparty Guaranty between Enviroplex, Inc., Mobile Modular Management Corporation, Prudential Investment Management, Inc., and such other parties that become Guarantors thereunder, dated June 2, 2004.

10.14	Indemnity, Contribution and Subordination Agreement between Enviroplex, Inc., Mobile Modular Management Corporation, the Company and such other parties that become Guarantors thereunder, dated June 2, 2004.

10.15	Third Amended and Restated Credit Agreement by and among the Company, certain banks that are parties thereto, and Union Bank of California, N.A., dated as of May 7, 2004.

10.16	$5,000,000 Committed Credit Facility Letter Agreement between the Company and Union Bank of California, N.A., dated May 13, 2004.

10.17	$5,000,000 Credit Line Note, dated May 13, 2004.

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